Exhibit 10.8

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Working capital loan contract

(Applicable to newly-signed domestic RMB interest rate, non-US dollar/pound/euro/yen/Swiss franc foreign currency interest rate,

US dollar/pound/euro/yen/Swiss franc new benchmark interest rate)

No：736375593D22071101

Borrower: Jiangsu Huhu Electromechanical Technology Co., LTD

Unified social credit code：91320214346537120H

Legal Representative/Person in charge: Yinglai Wang

Address: 3-1208, No.228 Linghu Avenue, Xinwu District, Wuxi City ZIP Code：      /

Opening financial Institution and Account Number:Bank of China Limited,Wuxi Branch 483277737262

Telephone:      /         Fax:      /

Lender: Bank of China Limited,Wuxi Branch

Legal Representative/Person in charge:Xinhong Chen

Address: Zip Code:258 Zhongshan Road, Wuxi ZIP Code：

Telephone: / Fax: /

The Borrower and Lender, through equal consultation, have reached an agreement on the issue of working capital loan by the Lender to the Borrower and hereby enter into this contract.

☐ This contract is a single agreement under the signed,Belong to Jiangsu Huhu Electromechanical Technology Co., LTD.with Bank of China Limited, Wuxi Branch. Number of 736375593E22061501 ☐ Line of Credit Agreement /☐ General Agreement for Credit.(Note: This is optional. If not applicable, delete it.)

Article 1 Loan Amount

Currency of loan:RMB.

Amount borrowed: (in words)：two million yuan

(in Figures)：￥2,000,000.00

☐ At the time of the Borrower’s actual withdrawal, if the Borrower’s existing credit balance under the aforesaid Line of Credit Agreement is converted into according to the exchange rate       / ( currency) on the actual withdrawal date due to exchange rate fluctuations, the lender has the right to terminate this contract or reject the Borrower’s withdrawal application if it exceeds the line of credit agreed in the Line of Credit Agreement：If the available line of credit is less than the amount borrowed by the borrower under this contract, the lender shall have the right to reduce the amount borrowed under this contract and determine the amount borrowed under this contract according to the available line of credit.(Note: This clause is optional and applicable according to the management regulations of each line of credit limit. If it is not applicable, it should be deleted)

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 2 Term of Loan

Term of Loan: 12 month/       /          day, starting from the actual withdrawal date;In the case of instalment withdrawal, the first actual withdrawal date.

The Borrower shall make the withdrawal in strict accordance with the agreed time. If the actual withdrawal date is later than the agreed time, the Borrower shall make the repayment in accordance with the repayment time agreed herein.

Article 3 Purposes of loan

Purpose of loan: Purchase Cable

Without the written consent of the lender, the borrower shall not change the purpose of the loan, including but not limited to, the borrower shall not use the loan for fixed assets, equity and other investment, for any fields or purposes that are prohibited by laws, regulations, regulations, or the state to produce or operate, for lending, or for the purchase of other financial products for arbitrage, or for the illegal creation of new hidden debts of the local government. And other uses for which bank loans are prohibited.

Article 4 Loan Interest Rate and accrued interest (Remarks: Fill in according to the facts, and exception to application must be deleted)

The lender expresses to the borrower the annualized interest rate of the loan hereunder through the notification letter of the annualized interest rate of the loan attached hereto. If the annualized interest rate of the loan hereunder is only calculated according to the interest rate of the loan expressed in paragraph 1 of this article, the notification letter of the annualized interest rate of the loan shall not apply.

1. Borrowing interest rate

The borrowing rate (annualized, simple interest rate for RMB borrowing and simple/compound interest rate for foreign currency borrowing (choose one))

The manner is (2) listed below.

(1) Fixed interest rate, annual interest rate      /         %.The contract interest rate remains unchanged during the term of the loan.

☐ The source of fixed interest rate of RMB loan is: the quoted interest rate of loans with a maturity of ☐ 1 year /☐ 5 years or more (optional) last published by the National Inter-bank Lending Center as of one working day before the effective date of this contract ☐ plus/☐minus (optional) / basis points;

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Sources of fixed interest rates for foreign currency borrowings:

A. Base rate plus      /         basis points applicable on the effective date of this Contract (T day). The benchmark interest rate is the value of      /         T-3 working days (term) of ☐ Yen TIBOR ☐ Euro EURIBOR corresponding to the currency of the loan agreed under this contract as displayed on the page of Bloomberg Financial Telecommunications terminal or obtained from Reuters Information System. If the foreign currency base rate is negative, the foreign currency base rate is zero. The working day mentioned in this paragraph refers to the local working day of the corresponding currency pricing benchmark authority.

B. Base rate plus basis points applicable on the effective date of this Contract (T days, if the effective date is not a business day, the most recent business day before is T days). The benchmark interest rate is the interest rate of ☐ US dollar overnight SOFR ☐ British Pound overnight SONIA ☐ Japanese Yen overnight TONA ☐ Euro overnight ESTR ☐ Swiss Franc overnight SARON ☐      /         T-5 business days as shown on the Bloomberg Financial Telecommunications terminal page. If the foreign currency base rate is negative, the foreign currency base rate is zero.The working day mentioned in this paragraph refers to the local working day of the corresponding currency pricing benchmark authority.(Note: This section applies to overnight interest rates)

C. The latest one obtained from Reuters Information system before 9:00 (Beijing time) one working day prior to the effective date of this Contract      /         Monthly      /         (foreign currency benchmark rate) plus      /         basis points. If the foreign currency base rate is negative, the foreign currency base rate is zero.(Note: This section applies to term interest rates of foreign currencies other than US dollar, British pound, Japanese yen, Euro and Swiss franc)

(2) The floating interest rate, starting from the actual withdrawal date (in the case of fractional withdrawal, the first actual withdrawal date), ☐ daily /☑ 12 month /☐     /         year (choose one) as a floating period, will be repriced once. The repricing date is the first day of the next floating period, that is, the starting date is the corresponding day of the repricing month. If there is no corresponding day in the current month, it is the last day of the current month. If the floating period is daily, the repricing date is the day of the next floating period.

For each withdrawal:

☑ Floating interest rate of RMB loan

A. The interest rate for the first installment (from the date of actual withdrawal to the date of expiration of this floating period) is one working day prior to the date of actual withdrawal. The market quoted interest rate for loans with a maturity of ☐ 1 year /☐ 5 years or more (optional) as recently published by the national interbank offered center ☑ plus/minus (optional) 0 basis points;

B. On the repricing date, together with other tranches of withdrawals, the market quoted rate ☐ plus/minus (optional) basis points of loans with maturity of ☑ 1 year /☐ 5 years or more (optional) ☑ plus/minus (optional) 0 basis points to reprice, as the applicable interest rate for the floating period.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Floating interest rate on foreign currency borrowings

A. If applicable term interest rate,(the following rules will determine the interest rate:The interest rate for the first installment (from the date of actual withdrawal to the date of expiration of this floating period) shall be determined by the spread of the base rate applicable on the date of actual withdrawal (T day) plus basis points. The benchmark interest rate is the value of T-3 working days (term) of ☐ Yen TIBOR ☐ Euro EURIBOR ☐ corresponding to the currency of the loan agreed under this Contract as displayed on the page of Bloomberg Financial Telecommunications terminal or obtained from Reuters Information System. On the repricing date (T day), (term) ☐ Yen TIBOR ☐ Euro EURIBOR ☐ T-3 business days for the currency of the loan agreed under this Contract as displayed on the bloomberg financial telecommunications terminal page or obtained from the Reuters Information System plus other tranche withdrawals The spread of the basis points determines the applicable interest rate for that floating cycle. The spread remains unchanged over the life of the contract. If the foreign currency base rate is negative, the foreign currency base rate is zero. The working day mentioned in this paragraph refers to the local working day of the corresponding currency pricing benchmark authority.

B. If the overnight rate is applicable, the following rules will determine the interest rate: The base rate plus            ☐US Dollar overnight SOFR ☐ British Pound overnight SONIA ☐ Japanese yen overnight TONA ☐ Euro overnight ESTR ☐ Swiss Franc overnight SARON ☐ shall apply on each interest date(i.e., each natural day of the borrowing period, the same below) in the currency of the borrowing under this contract      /           base point spreads are determined. The subsequent lender shall determine the interest rate of each accruing date based on the benchmark interest rate applicable on each accruing date and the aforementioned spread. Interest date the daily pricing base rate shall be determined as follows: The first rate fixing date shall be the actual withdrawal date, and the subsequent rate fixing date shall be each interest date after the first rate fixing date. Interest rate fixing date (T day, if the interest rate fixing date is not a business day, The most recent business day before shall be T day) The base rate applicable is the currency of the loan agreed under this Contract as shown on the Bloomberg Financial Telecommunications Terminal page ☐ US Dollar overnight SOFR ☐ British Pound overnight SONIA ☐ Japanese Yen overnight TONA ☐ Euro overnight ESTR ☐ Swiss Franc overnight SARON ☐        T-5 working days of the interest rate value. The spread remains unchanged over the life of the contract. If the foreign currency base rate is negative, the foreign currency base rate is zero. The working day mentioned in this paragraph refers to the local working day of the corresponding currency pricing benchmark authority.

C. The interest rate for the first installment (from the date of actual withdrawal to the date of expiration of this floating period) shall be the latest (foreign currency benchmark rate) plus basis point of the month obtained from Reuters Information System before 9:00 (Beijing time) one business day prior to the date of actual withdrawal. On the repricing date, together with other tranche withdrawals, the latest (foreign currency benchmark rate) for the same floating period obtained from Reuters Information System before 9:00 AM (Beijing time) on the business day prior to the repricing date will be repriced as the applicable interest rate for the floating period. If the foreign currency base rate is negative, the foreign currency base rate is zero.(Note: This section applies to term interest rates of foreign currencies other than US dollar, British pound, Japanese yen, Euro and Swiss franc)

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

2. Interest calculation

(1) For the fixed interest rate of Item 1 (1), floating interest rate of RMB loan in Item 1 (2) and floating interest rate of foreign currency loan in Item A and C of this Article:

The interest shall be calculated from the date of the actual withdrawal of the borrower, and shall be calculated according to the actual withdrawal amount and the number of days the borrower has used the money.

Interest calculation formula: interest = principal×actual days×daily interest rate.

Daily interest rate calculation base is 360 days a year, conversion formula: daily interest rate = annual interest rate /360.

(2) For item B of Floating interest rate for foreign currency borrowings in Paragraph 1 (2) of this Article:

The interest shall be calculated from the date of the actual withdrawal of the borrower, and shall be calculated according to the actual withdrawal amount and the number of days the borrower has used the money.

Simple interest: The part calculated on the basis of the pricing base and the part calculated on the basis of the spread is calculated on the basis of simple interest.

Single compound interest combined interest bearing: For the part calculated according to the pricing base, the interest of the part per business day = (the loan principal + the total amount of interest owed by the previous day) × the base day interest rate applicable on that day;Non-working days are still accruing simple interest. The portion calculated on the basis of the spread is calculated as simple interest.

Daily interest rate calculation base is 360 days a year, conversion formula: daily interest rate = annual interest rate /360.

The above mentioned working days refer to the local working days of the corresponding currency pricing benchmark authority.

3. the way of interest

The borrower shall pay interest in the first of the following ways:    (2)

(1) Interest accrues quarterly, the 20th day of the last month of each quarter is the coupon Day, and the 21st Day is the coupon payment Day.

(2) Interest accrues monthly, the 20th day of each month is the coupon Day, and the 21st Day is the Coupon Payment Day.

If the Last Payment date of the principal of the Loan is not the Interest Payment Date, the last payment date of the Principal of the Loan is the Interest Payment Date and the Borrower shall pay all the interest payable.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

4. Penalty interest

(1) If the loan is overdue or not used for the purpose agreed in the contract, penalty interest shall be levied on the overdue or misappropriated part from the date of the overdue or misappropriated part until the principal and interest are repaid.

For overdue and misappropriated loans, penalty interest shall be calculated at the higher penalty interest rate.

(2) For the interest and penalty interest that the Borrower fails to pay on time, compound interest shall be calculated according to the penalty interest rate agreed in this paragraph in the manner of settlement agreed in Paragraph 3 of this Article.

(3) Penalty interest rate (Remarks: Fill in according to the currency of the loan and the way of determining the interest rate)

RMB loan penalty interest rate,

☐ Penalty interest rate on fixed-rate loans

A. Floating interest rate, the floating period is month/ year (Remarks: For fixed interest rate loans with a term of less than one year (inclusive), the floating period is the original loan term;Fixed-rate loans for more than one year, with a one-year floating period). Reprice once per floating period from the date of overdue or misappropriation. The repricing date shall be the overdue or misappropriated date. If there is no such date in the current month, the last day of the current month shall be the repricing date.

B. The penalty interest rate for overdue loans shall be charged % at the base rate of penalty interest determined in subparagraph C, and the penalty interest rate for misappropriated loans shall be charged at the base rate of such penalty interest rate %

C. In the first floating period, the base rate of penalty interest is the borrowing rate agreed in paragraph 1 of this article.After the completion of each floating period, the penalty rate of the next floating period is based on the quoted rate of the market for loans with maturity of ☐ 1 year /☐ 5 years or more (optional) last published by the Nationwide Interbank Offered Center as of one business day prior to the repricing date. ☐ plus /☐ minus (optional) the base point is determined.

☐ Floating rate Penalty interest rate for borrowing

A. From the date of overdue or misappropriation, float in the period specified in paragraph 1 of this Article. The penalty interest repricing date shall be the late or misappropriated date. If there is no corresponding date in the current month, the last day of the current month shall be the penalty interest repricing date.

B. The penalty interest rate for overdue borrowings shall be charged at the base rate of penalty interest determined in subparagraph C 40%, and the penalty interest rate for misappropriated borrowings shall be charged at the base rate of penalty interest determined in subparagraph C 70%

C. The base rate of penalty interest in the first floating period is overdue or misappropriated the loan interest rate actually executed in the current period. After each floating period, the base rate of penalty interest in the next floating period shall be repriced on the repricing date in accordance with the manner stipulated in paragraph 1 of this Article.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Foreign currency borrowing penalty interest rate,

□ Penalty interest rate on fixed-rate loans

The penalty interest rate for overdue loans shall be the basis point above the loan interest rate set in Paragraph 1 (1) of this Article basis points, and the penalty interest rate for misappropriated loans shall be the basis point above the loan interest rate set in Paragraph 1 (1) of this Article basis points

☐ Floating rate Penalty interest rate for borrowing

A. The floating period and repricing date of penalty interest shall be determined in accordance with Paragraph 1 (2) of this Article. The basic interest rate of penalty interest within the first floating period shall be overdue or misappropriated the loan interest rate actually implemented in the current period. The basic interest rate of penalty interest in the next floating period after the completion of each floating period shall be repriced in accordance with the manner agreed in Paragraph 1 (2) of this article on the repricing date.

B. The penalty interest rate for overdue loans shall be the base rate of penalty interest determined in subparagraph A plus the basis point, and the penalty interest rate for misappropriated loans shall be the base rate of penalty interest determined in subparagraph A plus the basis point.

Floating rate Penalty interest rate for borrowing(Note: This section applies to loans with single compound interest and can not be deleted)

A. From the date of overdue or misappropriation, the penalty base rate fluctuates according to the settlement period, with the penalty base rate for each settlement period being the effective execution rate for the previous settlement period.

B. The penalty interest rate for overdue loans shall be the base rate of penalty interest determined in subparagraph A plus the basis point, and the penalty interest rate for misappropriated loans shall be the base rate of penalty interest determined in subparagraph A plus the basis point.

5. Others

(1) The “loan interest rate” and “penalty interest rate” under this Contract are tax inclusive interest rates, that is, the interest charged by the Lender to the Borrower has included VAT payable in accordance with national laws and regulations.

(2) In the event of any material change in the pricing basis of the floating interest rate hereunder, the market rules in force at that time shall apply.If the Lender then requires the Borrower to sign a supplementary contract on relevant matters, the Borrower shall cooperate.

(3) The term “pricing base” in this Article has the same meaning as the term “base rate”.

(4) Under this Contract, “TIBOR” means TIBOR announced and managed by the Japan Bankers Association (or the successor administrator), and “EURIBOR” means EURIBOR announced and managed by the European Money Market Institute (or the successor administrator) as the administrator. “Overnight SOFR” means an overnight SOFR published and administered by the Federal Reserve Bank of New York (or a successor governor) as administrator, “Overnight SONIA” means an overnight SONIA published and administered by the Bank of England (or a successor governor) as administrator, “Overnight TONA” means the overnight TONA published and managed by the Bank of Japan (or successor) as administrator, “Overnight ESTR” means the overnight ESTR published and managed by the European Central Bank (or successor) as administrator, “Overnight SARON” means the overnight SARON published and administered by the Swiss Stock Exchange (or a successor administrator) as the administrator.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 5 Withdrawal conditions

The borrower shall meet the following conditions for withdrawal:

1. This Contract and its attachments have come into force;

2. The Borrower has provided the guarantee as required by the lender, and the guarantee contract has taken effect and completed the legal approval, registration or filing procedures;

3. The Borrower has reserved for the Lender the Borrower’s documents, receipts, seals, names of persons and signature samples related to the conclusion and performance of this Contract, and has filled in the relevant vouchers;

4. The Borrower has opened an account necessary for the performance of this Contract as required by the Lender;

5. Submit the written withdrawal application and relevant documents proving the purpose of the loan to the lender and handle the relevant withdrawal procedures on the bank 2 working days before the withdrawal

6. ☑ The Borrower has submitted to the Lender the resolution and letter of authorization for the Board of Directors or other competent departments to sign and perform this contract;(Note: This clause is optional. Please check whether the borrower has obtained relevant approval and authorization before signing the contract.)

7. Other withdrawal conditions stipulated by law and agreed by both parties

If the above conditions are not met, the Lender shall have the right to reject the Borrower’s withdrawal application, except where the Lender agrees to make the loan.

Article 6 Time and method of withdrawal

1. The Borrower shall withdraw the money in the following (2) time and method:

(1)       Year       month        day One time extraction on the day of the year.

(2) the loan shall be cleared On July 19,2022 Within a month

(3) Withdrawal in installments according to the following time:

Time of withdrawal	Amount of withdrawal
/	/
/	/
/	/

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

2. The Lender shall have the right to reject the Borrower’s withdrawal application for the part not used within the aforesaid time.

3. Commitment Fee (If the borrower is a small and micro enterprise, this clause shall be deleted;If the borrower is not a small or micro enterprise, one of the three options should be reserved according to the actual situation, and the other options should be deleted)

The Lender provides the promised service for the loan that the Borrower may and does not draw during the promised Service period (from the effective date of this Loan Contract to the drawdown date agreed herein) (hereinafter referred to as the “Undrawn Loan”).Upon mutual agreement between the Borrower and the lender, the commitment fee is as follows:

☐ The Borrower shall pay a commitment fee for the aforesaid promised services. Specific according to the undrawn loan amount, undrawn days and annual rate % calculated. The specific fee date and calculated actual fee amount shall be separately signed in the Promised Service Agreement during the promised service period.

☐ The Borrower shall pay a commitment fee for the aforesaid promised services. It is agreed that the commitment fee is RMB Yuan, and the date of collection is (Note: it can be agreed to be collected in one time or in installments. For those charged in installments, please fill in the date and amount of the fee in this column).

☐ The Lender shall, in accordance with the principle of “fee reduction and interest concession”, waive the commitment fee for the aforesaid aforesaid service and assess the amount to be RMB Yuan.

Article 7 Payment of loan funds

1.Loan issuing account

The Borrower shall open the following account with the Lender as the loan issuance account, and the loan issuance and payment shall be handled through this account. ☐ This account is a special account and can only be used for the issuance and payment of borrowed funds, not for the receipt and payment of other funds.(Note: This sentence is optional and should be deleted if not applicable)

Account Name:Jiangsu Huhu Electromechanical Technology Co., LTD

Account Number:483277737262

2. Payment method of borrowed funds

(1) The payment method of the borrowed funds shall be implemented in accordance with laws and regulations, regulatory provisions and provisions of this Contract. The payment method of the borrowed funds for a single withdrawal shall be confirmed in the withdrawal application. If the lender considers that the payment method of the borrowed funds selected in the withdrawal application does not meet the requirements, it has the right to change the payment method or stop the release and payment of the borrowed funds.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

(2) Entrusted payment by the Lender means that the Lender pays the borrowed funds to the Borrower’s counterparty conforming to the purpose agreed herein according to the Borrower’s withdrawal application and payment authorization. According to the relevant regulations of the CBRC and the internal management regulations of the lender, payment of loan funds meeting one of the following conditions shall be made by the lender as entrusted payment:

A. The lender and the borrower establish a new credit business relationship, and the borrower’s credit rating does not meet the lender’s internal requirements;

B. When the withdrawal application is made, the payment object is clear (with a clear account and account name) and the amount of a single payment exceeds 0 RMB (excluding, the foreign currency is converted at the actual withdrawal day exchange rate        )

C. Other circumstances specified by the Lender or agreed with the Borrower:

(3) Independent payment by the Borrower, that is, after the Lender releases the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower pays the loan funds independently to the borrower’s counterparty meeting the purpose agreed in the contract. Except for the circumstances stipulated in the preceding paragraph, where the lender is to be entrusted with the payment method, other payment methods of the borrowed funds shall be paid by the borrower independently.

(4) Change of payment method. After the submission of the withdrawal application, if the borrower’s external payment, credit rating and other conditions change, the borrower shall change the payment method of the borrowed funds if the self-paid borrowed funds meet the conditions agreed in item (2) of Paragraph 2 of this Article. If the payment method is changed or the entrusted payment method changes the amount of external payment, the payment object and the purpose of the loan, etc., the borrower shall provide the lender with a written explanation of the application for the change, and resubmit the application for withdrawal and relevant transaction materials proving the purpose of the funds.

3. Specific requirements for entrusted payment of borrowed funds

(1) Payment entrustment. If the borrower meets the conditions of entrusted payment by the Lender, the borrower shall have a clear payment authorization in the withdrawal application, that is, authorizes and entrusts the lender to directly pay the borrowed funds to the Borrower’s designated counterparty account conforming to the purposes agreed herein after transferring the borrowed funds into the borrower’s designated account. And shall provide the name of the counterparty receiving the payment, counterparty account, payment amount and other necessary payment information.

(2) Provision of trading information.If the borrower meets the conditions of entrusted payment by the Lender, the borrower shall provide the Lender with the information of its lending account and the account of the counterparty and the certification materials proving that the withdrawal conforms to the purposes agreed in the loan contract at each time of withdrawal. The Borrower shall warrant that all information provided to the Lender is true, complete and valid. If the Lender’s entrusted payment obligation fails to be completed in time due to inaccurate, inaccurate or incomplete transaction information provided by the Borrower, the Lender shall not assume any responsibility, and the repayment obligation of the Borrower already incurred under this Contract shall not be affected.

(3) The lender’s fulfillment of the entrusted payment obligation

A. In case of entrusted payment by the Lender, after the borrower submits the payment authorization and relevant transaction materials, the lender shall pay the borrowed funds to the borrower’s counterparty through the borrower’s account after examination and approval.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

B. If the Lender finds through examination that the relevant transaction materials such as the proof of use provided by the Borrower do not conform to provisions hereof or have other defects, it shall have the right to require the Borrower to supplement, replace, explain or resubmit the relevant materials. Before the Borrower submits the relevant transaction materials deemed qualified by the Lender, the Lender shall have the right to refuse the release and payment of the relevant funds.

C. If the Lender is unable to timely pay the borrowed funds to its counterparty in accordance with the payment authorization of the Borrower due to the refund of the bank that opened the counterparty’s account, the Lender shall not assume any liability and the repayment obligations of the Borrower already incurred under this Contract shall not be affected. The Borrower hereby authorizes the Lender to freeze the amount returned by the opening bank of the counterparty’s account. Under such circumstances, the borrower shall resubmit the payment entrustment, proof of use and other relevant transaction materials.

(4) The borrower shall not evade the entrusted payment by the lender by breaking the whole into pieces.

4. Upon the release of the borrowed funds, the Borrower shall, as required by the Lender, promptly provide the records and materials for the use of the borrowed funds, including but not limited to the aforementioned materials copy of payment voucher

5. Under any of the following circumstances, the Lender has the right to re-determine the terms of loan issuance and payment or to stop the issuance and payment of loan funds:

(1) The Borrower violates this Contract and evades the entrusted payment by the lender by breaking the whole into pieces;

(2) The credit status of the borrower declines or the profitability of the main business is not strong;

(3) Abnormal use of borrowed funds;

(4) The borrower fails to provide the use records and materials of the loan funds in time as required by the lender;

(5) The borrower pays the borrowed funds in violation of the provisions of this Article.

Article 8 Repayment

1. The Borrower designates the following account as the fund withdrawal account, and the borrower’s fund withdrawal shall be entered into this account. The borrower shall provide the information of the funds in and out of the account in time. The lender shall have the right to require the borrower to explain the inflow and outflow of large and abnormal funds in the capital return account and to supervise the account.

Account Name:Jiangsu Huhu Electromechanical Technology Co., LTD

Account Number:483277737262

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

2. Unless otherwise agreed by both parties, the Borrower shall repay the loan under this Contract according to the following repayment plan: (2)

(1) All loans under this contract shall be repaid on the expiration date of the loan term.

(2) Repay the loan under this Contract according to the following repayment plan:

Time of repayment	Amount of repayment
2023.07.18	￥2,000,000.00

(3) Other repayment plans:

If the borrower wants to change the above repayment plan, it shall submit a written application to the Lender before 5 banking day, and the change of the repayment plan shall be confirmed by both parties in writing.

3. Unless otherwise agreed by the parties, if the Borrower defaults on the principal and interest of the loan and the expense of realizing the claim, the Lender shall have the right to determine the sequence of repayment of the principal or interest and the expense of realizing the claim;In the case of installment repayment, if there are multiple loans due or overdue under this contract, the Lender has the right to determine the order of repayment of a certain repayment by the Borrower;Where there are multiple expired loan contracts between the borrower and the lender, the lender has the right to determine the order of contract performance by the borrower for each repayment.

4. Unless otherwise agreed by both parties, the borrower may repay the loan in advance, but shall notify the lender in writing 30 banking day in advance.he amount of the prepayment is used first to repay the last loan due, in reverse order.

For borrowings with single compound interest, such as pre-repayment or partial pre-repayment, the interest corresponding to the pre-repayment principal should be settled in one lump sum.

☐ The Lender shall have the right to charge liquidated damages for early repayment according to the standard of the early repayment portion(Note: This clause is optional. If it is not applicable or the borrower is a small and micro enterprise, it shall be deleted)

5. The borrower shall repay In the first way below

(1) The Borrower shall deposit the full amount of funds in the following repayment account for repayment not later than 5 banking working day prior to the maturity of each principal and interest, and the Lender shall have the right to deduct the collection from the account voluntarily on the due date of each principal and interest.

Account Name:Jiangsu Huhu Electromechanical Technology Co., LTD

Account Number:483277737262

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

(2) Other repayment methods agreed by both parties:

Article 9 Guarantee (Note: Fill in optionally according to the actual conditions, and delete the inapplicable clauses)

1. The debt hereunder shall be guaranteed in the following ways:

☐ No guarantee.

☐ This contract belongs to the guarantor Yinglai Wang,Yujun Xiao is the main contract under the No.Z66X2022034 ☐ Maximum Amount Guarantee Contract /☐ Maximum Amount Mortgage Contract /☐ Maximum Amount Pledge Contract signed between the Guarantor and the Lender, and the guarantor shall provide the maximum amount guarantee.

☐ (Other forms of guarantee)

2. In the event that the Borrower or the Guarantor may affect its ability to perform the Agreement, or that the Guarantee contract becomes invalid, cancelled or rescinded, or that the Borrower or the Guarantor’s financial situation deteriorates or becomes involved in major litigation or arbitration cases, or that the Borrower or the Guarantor’s accounts are closed or for other reasons may affect its ability to perform the Agreement, If the guarantor breaches the guarantee contract or any other contract between the guarantor and the Lender, or the guarantee is devalued, damaged, lost or sealed, resulting in the weakening or loss of the value of the guarantee, the Lender shall have the right to require and the Borrower shall have the obligation to provide a new guarantee or replace the guarantor to guarantee the obligations hereunder.

Article 10 Invoicing

1. The Borrower may apply to the Lender for issuing a VAT invoice (☐ special VAT invoice /☐ general VAT invoice) after the Lender has confirmed receipt of the payment, and the Lender shall issue a VAT invoice to the Borrower after receiving the Borrower’s application for issuing a VAT invoice.

2. The Borrower may apply for the issuance of VAT invoice to the corresponding business handling agency or other agencies designated by the Lender.

3. The Borrower shall confirm that the payer, the contract signer and the buyer listed in the VAT invoice are the same tax payer.In case of any inconsistency, the Borrower cannot enter the account or deduct the input tax according to law, the relevant loss shall be borne by the Borrower.

4. If the borrower loses the invoice after obtaining it, the Lender need not issue the VAT invoice to the borrower again.

5. If the lender provides discount to the borrower through negotiation, the VAT invoice amount shall be subject to the discounted price.

6. The Lender will not provide a VAT invoice if the Lender provides services to the Borrower free of charge.

7. When the Lender issues a VAT invoice to the Borrower, the Borrower shall check the invoice information in time.If the invoice information is wrong, the borrower shall promptly apply to the lender for a new VAT invoice.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 11 Declarations and undertakings

1. The Borrower declares as follows:

(1) The Borrower is legally registered and exists, and has the full capacity for civil rights and conduct necessary to enter into and perform this Contract;

(2) The signing and performance of this Contract is based on the true intention of the Borrower, which has been legally and effectively authorized in accordance with its articles of association or other internal management documents, and will not violate any agreement, contract or other legal documents binding on the Borrower;The Borrower has or will obtain all relevant approvals, permits, filings or registrations necessary to enter into and perform this Contract;

(3) All documents, financial statements, vouchers and other materials provided by the Borrower to the Lender under this Contract are true, complete, accurate and valid;

(4) The transaction background of the borrower’s application for subordination business with the lender is true and legal, does not involve money laundering, terrorist financing, WMD proliferation financing, tax evasion, fraud and other illegal purposes, and does not violate the provisions of the United Nations, China and other applicable sanctions;

(5) The Borrower does not conceal from the Lender events that may affect its and the guarantor’s financial position and ability to perform the Agreement;

(6) The borrower and the loan project meet the national environmental protection standards, and the enterprises and projects with serious energy consumption and pollution problems and ineffective rectification are not subject to the risk of energy consumption and pollution;

(7) The purpose of borrowing and the source of repayment are genuine and legal;

(8) Other matters declared by the Borrower:

2. The Borrower undertakes as follows:

(1) Submit its financial statements (including but not limited to annual reports, quarterly reports and monthly reports) and other relevant materials to the Lender on a regular or timely basis as required by the Lender;(a) The Borrower ensures that it continues to meet the following financial criteria:Keep profitable

(2) If the Borrower has entered into or will enter into a counter-security agreement or similar agreement with the guarantor of this Contract in respect of its security obligations, such agreement will not prejudice any of the Lender’s rights under this Contract;

(3) Accept the lender’s credit inspection and supervision, and give sufficient assistance and cooperation;Where the borrower makes the payment independently, it shall, as required by the lender, regularly summarize and report the payment and use of the loan funds. The specific time for the report is: On the 15th of each month

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

(4) In the event of merger, division, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of material assets and creditor’s rights and other matters that may adversely affect the borrower’s ability to repay the debt, the borrower shall obtain the written consent of the Lender in advance;

The Borrower shall promptly notify the Lender of any of the following circumstances:

A.	Change of articles of association, business scope, registered capital and legal representative of the borrower or guarantor;

B.	Change the mode of operation in any form such as joint venture, joint venture, cooperation, contract operation, reorganization, restructuring and planned listing;

C.	Is involved in major litigation or arbitration cases, or property or security is sealed, seized or placed in custody, or new security is placed on the security;

D.	Being closed down, dissolved, liquidated, suspended for rectification, being revoked, having its business license revoked, or (being) applying for bankruptcy, etc.;

E.	Shareholders, directors and current senior managers are involved in major cases or economic disputes;

F.	The borrower defaults under any other contract;

G.	Operating difficulties or deterioration of its financial situation;

(5) The order of repayment of the borrower’s debts to the lender is higher than that of the borrower’s shareholders, and no less than that of other creditors;

☐ Moreover, the Borrower shall not repay the loan from the shareholder of the Borrower before the effective date of this Contract and the completion of the repayment of the principal, interest and related expenses of the loan hereunder;(Note: This sentence is optional and should be deleted if not applicable)

(6) ☐ When the net profit after tax of the relevant fiscal year is zero or negative, or the after-tax profit is not enough to cover the accumulated losses of the previous fiscal year, or the pre-tax profit is not used to pay off the principal, interest and expense payable by the borrower in the current fiscal year, or the pre-tax profit is not enough to pay off the principal, interest and expense of the next period, The borrower does not distribute dividends and bonuses to the shareholders in any form;

☐ The Borrower shall not distribute dividends and bonuses to the shareholders in any form from the commencement of this Contract until the loan principal, interest and related expenses under this Contract are paid off.

☐ The dividend and bonus distributed by the Borrower to the shareholders shall not exceed % of the Borrower’s after-tax profit from the commencement of this Contract until the loan principal, interest and related expenses under this Contract are paid off.

☐ When the net profit after tax of the relevant fiscal year is zero or negative, or the after-tax profit is not enough to cover the accumulated losses of previous fiscal years, or the pre-tax profit is not used to pay off the principal, interest and expense payable by the borrower in the current fiscal year, or the pre-tax profit is not enough to pay off the principal, interest and expense of the next period, The borrower shall not distribute dividends and bonuses to the shareholders in any form. Where dividends and bonuses can be distributed to shareholders in accordance with the provisions of this paragraph, the dividend and bonus distributed to shareholders by the Borrower shall not exceed % of the Borrower’s after-tax profit;

(Note: Select one according to actual business needs, and delete the inapplicable terms)

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

(7) The borrower does not dispose of its own assets in a manner that reduces its solvency. It undertakes that the total amount of its foreign guarantee shall not be more than 2 times of its own net assets, and the total amount of its foreign guarantee and the amount of its single guarantee shall not exceed the limit prescribed by its articles of association;

(8) Except for the purposes agreed herein or with the consent of the Lender, the Borrower shall not transfer the loan funds hereunder to the account of the same name or the account of the affiliated party.

For the transfer of the account of the borrower with the same name or the account of a related party, the Borrower shall provide the corresponding supporting materials;

(9) ☐ With respect to the loan hereunder, the guarantee conditions, the pricing of the loan interest rate, the order of repayment and other loan conditions provided by the Borrower to the Lender shall not be lower than those now or in the future provided to any other financial institution;(This is an optional clause)

(10) ☐ Go through the foreign exchange loan registration, principal and interest repayment approval and other procedures at the SAFE in time;(This is an optional clause)

(11) The lender shall have the right to collect the loan in advance according to the borrower’s capital collection situation;

(12) ☐ The Borrower shall submit its environmental and social risk report to the Lender. The Borrower represents and warrants to strengthen environmental and social risk management and undertakes to accept supervision by the lender. Any breach of the foregoing by the Borrower shall constitute or be deemed to be a breach under this Agreement, and the Lender may take remedies for breach in accordance with this Agreement;(Note: This clause is optional. According to the CBRC Green Credit Guidelines, if the borrower is a customer with major environmental and social risks, this clause should be selected. If not applicable, it should be deleted)

(13) Cooperate with the lender to conduct due diligence, provide and update information about the Institution and its beneficial owners, and provide background information about the transaction;

(14) Other commitments of the Borrower:

Article 12 Disclosure of related transactions within the Group of the borrower

The parties agree that 1 the following clause

1. The Borrower is not one of the group customers identified by the Lender in accordance with the Guidelines on Risk Management of Credit Granting Business to Commercial Banks Group Customers (the “Guidelines”).

2. The Borrower is a group customer identified by the Lender in accordance with the Guidelines on Risk Management of Credit Granting Business to Group Customers of Commercial Banks (hereinafter referred to as the “Guidelines”).The Borrower shall timely report to the Lender the related transactions of more than 10% of its net assets, including the related relationships of the parties to the transaction, the items and nature of the transaction, the amount or corresponding proportion of the transaction, and pricing policies (including transactions with no amount or only a nominal amount).

If the borrower is under any of the following circumstances, the lender has the right to unilaterally decide to stop paying the loan that the borrower has not yet used and to recover part or all of the principal and interest of the loan in advance: using a false contract with a related party to discount or pledge the creditor’s rights such as notes receivable and accounts receivable with no actual trade background to the bank to extract bank funds or grant credit;Major merger, acquisition and reorganization, which the lender considers may affect the security of the loan;Intentionally evading and abolishing bank creditor’s rights through affiliated transactions;Other circumstances as stipulated in Article 18 of the Guidelines.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 13 Event of breach and treatment

Any of the following shall constitute or be deemed to be an event of default by the Borrower under this Contract:

1. The Borrower fails to perform its obligations of payment and repayment to the Lender as agreed herein;

2. The Borrower fails to use the loan funds in the way agreed herein or fails to use the obtained funds for the purposes agreed herein;Or the borrower uses the loan funds to transfer loans or purchase other financial products for arbitrage;Or the borrower unlawfully added the hidden debt of local government;

3. The Borrower’s statements in this Contract are untrue or violate its commitments in this Contract;

4. The Borrower fails to provide a new guarantee or replace the guarantor in accordance with the provisions of this Contract if the Lender considers that the occurrence of any situation as stipulated in Article 11 (2) (4) may affect the financial condition and performance ability of the borrower or the guarantor;

5. The borrower’s credit status declines, or the borrower’s profitability, solvency, operating capacity, cash flow and other financial indicators deteriorate, breaking the index constraints agreed herein or other financial agreements;

6. ☐ The Borrower defaults under other contracts with the Lender or other institutions of Bank of China Limited;

☐ The Borrower defaults under other contracts with the lender or other institutions of Bank of China Limited;Event of default under the credit granting contract between the borrower and other financial institutions;

(Note: Select one according to actual business needs, and delete the inapplicable terms)

7. The guarantor breaches the terms of the guarantee contract, or breaches any other contract between the guarantor and the lender or other institutions of Bank of China Limited;

8. The Borrower terminates its business or is dissolved, revoked or bankrupt;

9. The Borrower is involved or may be involved in major economic disputes, lawsuits or arbitration, or its assets are sealed up, seized or enforced, or its assets are investigated or punished by judicial authorities, tax authorities, industry and commerce authorities or other administrative authorities according to law, which has or may affect the performance of its obligations hereunder;

10. The Borrower’s major investors and key management personnel have abnormal changes, disappeared or been investigated or restricted by judicial authorities according to law, which has or may affect the performance of its obligations hereunder;

11. When the Lender reviews the financial position and performance ability of the Borrower annually (i.e., every year after the effective date of this Contract), it finds that there are circumstances that may affect the financial position and performance ability of the Borrower or the guarantor;

12. The designated fund return account has large amount and abnormal capital inflow and outflow, and the borrower cannot provide explanatory materials approved by the lender;

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

13.☐ The construction of energy-saving projects is seriously delayed, energy-saving technology and equipment have serious defects, the main facilities or equipment stop and reduce production, resulting in a substantial decline in energy consumption load, the actual energy saving is significantly lower than the predicted amount, the energy saving income cannot be timely returned to the designated account, the borrower participates in private high-interest lending, without the consent of the lender to guarantee or borrow new debt, and the main financial indicators seriously deteriorate;(Note: This clause is optional. When conducting energy efficiency credit business in accordance with the Energy Efficiency Credit Guidelines, this clause should be selected. If not applicable, it should be deleted)

14. The Borrower refuses to cooperate with the Lender in carrying out due diligence, the Borrower or its transaction/counterparty is suspected of money laundering, terrorist financing, nuclear weapons proliferation, violation of applicable sanctions or other violations, or the Borrower or the guarantor is included in the United Nations, China and other applicable sanctions list or scope of sanctions;

15. The Borrower breaches other provisions of this Contract concerning the rights and obligations of the parties.

In case of the occurrence of the event of default specified in the preceding paragraph, the Lender shall have the right to take the following measures separately or simultaneously depending on the specific circumstances:

1. Require the borrower and guarantor to correct the breach within a time limit;

2. Reduce, suspend, cancel or terminate the credit line to the Borrower in whole or in part;

3. Suspend or terminate, in whole or in part, the acceptance of the Borrower’s withdrawal and other business applications under this Contract and other contracts between the Borrower and the Lender;To suspend, cancel, or terminate the issuance, payment and handling of loans and trade financing that have not yet been issued in whole or in part;

4. Declare that all or part of the outstanding loan/trade finance principal and interest and other amounts payable under this Contract and other contracts between the Borrower and the Lender are immediately due;

5. Terminate or rescind this Contract and terminate or rescind in whole or in part other contracts between the Borrower and the Lender;

6. Require the Borrower to compensate the losses caused to the Lender by its breach of contract, including but not limited to the loss of legal costs, attorney’s fees, notary fees, enforcement fees and other related expenses caused by the realization of the creditor’s rights;

7. The amount of the Borrower in the accounts opened by the Lender and other institutions of Bank of China Limited shall be deducted to pay off all or part of the Borrower’s debts to the Lender under this Contract. The amount not due in the account is deemed to be due early.If the currency of the account is different from the Lender’s valuation currency, it shall be converted at the Lender’s applicable foreign exchange rate at the time of collection;

8. Exercise of guarantee real right;

9. Require the guarantor to undertake the guarantee liability;

10. Such other measures as the Lender deems necessary and possible.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 14 Reservation of Rights

If either party fails to exercise any or all of its rights under this Contract or requires the other party to perform or assume any or all of its obligations and responsibilities, it shall not constitute a waiver of such rights or an exemption from such obligations and responsibilities.

Any tolerance, extension or postponement by either party to the other party of its rights hereunder shall not affect any of its rights under this Contract, laws and regulations, nor shall it be deemed as a waiver of such rights.

Article 15 Alteration, modification and termination

This Contract may be modified or modified in writing upon mutual agreement of both parties. Any modification or modification shall form an integral part of this Contract.

Unless otherwise provided by laws and regulations or agreed by the parties, this Contract shall not be terminated until all rights and obligations hereunder have been fulfilled.

Unless otherwise provided by laws or regulations or agreed by the parties, the invalidity of any provision of this Contract shall not affect the legal effect of the other provisions.

Article 16 Application of law and dispute settlement

This contract shall be governed by the laws of the People’s Republic of China.

After the Contract comes into force, all disputes arising out of or in connection with the execution or performance of this Contract shall be settled by the parties through negotiation. If no agreement can be reached through negotiation, either party may adopt the two of the following methods:

1. Arbitration. submit

☐ China International Economic and Trade Arbitration Commission

☐ Beijing Arbitration Commission (Beijing International Arbitration Center)

☐ Arbitration Commission     /          (place of arbitration) In accordance with the Commission’s arbitration rules in effect at the time of submission of the application for arbitration. The arbitral award shall be final and binding upon the parties.

2. Lawsuits. The parties may choose the Chinese court through consultation to settle the matter through litigation.

☐ Bring a suit in accordance with law to the people’s court of the place where the lender or any other Bank of China Limited institution exercising its rights and obligations in accordance with this Contract or Individual Agreement has its domicile.

☐ Bring legal proceedings to the International Commercial Tribunal of the Supreme People’s Court (international commercial disputes with a subject matter of more than 300 million yuan).

☐ Bring a suit to the people’s court having jurisdiction in accordance with the law.

During the dispute settlement period, if the dispute does not affect the performance of the other terms of this Contract, the other terms shall continue to be performed.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Article 17 Appendix

The following attachments and other attachments confirmed by both parties shall form an integral part of this Contract and have the same legal effect as this Contract.

1. Withdrawal application form (format);

2. Notification Letter of Annualized Loan Interest Rate (format);

3.....

Article 18 Other Provisions

1. Without the written consent of the Lender, the Borrower shall not assign any rights and obligations hereunder to a third party.

2. If the Lender is required to entrust other institutions of Bank of China Limited to perform the rights and obligations hereunder due to business needs, or assign the loan business hereunder to other institutions of Bank of China Limited to undertake and manage, the Borrower agrees.Any other institution of Bank of China Limited authorized by the Lender or any other institution of Bank of China Limited undertaking the loan business hereunder shall have the right to exercise all rights hereunder, and shall have the right to file a lawsuit in the court in the name of such institution, submit the dispute to an arbitration institution or apply for enforcement.

3. Without affecting other provisions hereof, this Contract shall be legally binding on both parties and their successors and assigns in accordance with the law.

4. Unless otherwise agreed, both parties shall designate the domicile set forth in this Contract as the correspondence and contact address and the delivery address confirmed by both parties to be valid. The applicable scope of service address includes the delivery of various notices, contracts and other documents during the performance of the contract between the parties, as well as relevant documents and legal documents in the event of disputes arising from this contract, and the first instance, second instance, retrial and execution procedures after the disputes enter into arbitration and civil proceedings.

In case of any change of the above address, the changing party shall inform the other party of the changed address in writing two working day in advance. In arbitration and civil proceedings, either party shall perform the obligation of serving notice of the change of address to the arbitration institution or the court when the address is changed. If either party fails to perform the notification obligation in the foregoing manner, the address for service confirmed herein shall still be deemed to be the valid address for service.

If the legal document is not actually received by one party due to inaccurate address provided or confirmed by one party, failure to notify the other party and the court in time after the change of the address of service, or the designated receiver’s refusal to sign for it, the date of delivery of the legal document shall be deemed as the date of service. In the case of direct service, the date on which the Courier records the information on the acknowledgement of service on the spot shall be deemed as the date of service.

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

5. Transactions hereunder shall be conducted on the basis of their respective independent interests. If other parties to the transaction constitute affiliates or associates of the Lender in accordance with relevant laws, regulations and regulatory requirements, none of them will seek to use such affiliates to affect the fairness of the transaction.

6. The titles and business names in this Contract are for convenience only and shall not be used to interpret the contents of the terms and the rights and obligations of the parties.

7. The Lender shall have the right to provide the information related to this Contract and other relevant information of the Borrower to the Financial Credit Information Basic Database and other credit information databases established according to law in accordance with relevant laws, regulations and regulatory provisions for the inquiry and use by properly qualified institutions or individuals according to law. The Lender also has the right, for the purpose of the conclusion and performance of this Contract, to inquire the relevant information of the Borrower through the Basic financial credit Information database and other legally established credit information database.

8. In case of legal holidays, the withdrawal date and repayment date shall be postponed to the first working day after the holidays.

9. If the Lender fails to perform this Agreement or fails to perform as agreed herein due to changes in laws, regulations, regulatory provisions or requirements of regulatory authorities, the Lender shall have the right to terminate or alter the performance of this Agreement and the individual Agreements hereunder in accordance with changes in laws, regulations, regulatory provisions or requirements of regulatory authorities. If the Lender is unable to perform or perform as agreed herein due to termination or alteration of this Agreement for such reasons, the Lender shall be exempted from liability.

10. The Borrower may consult and complain about the Contract and the business and charges hereunder through the contact number of the lender listed herein.

☐ 11. The Borrower and the lender agree to perform compulsory notarization through consultation. Within / working days after the signing of this Contract, the Borrower and the lender shall go to the notary office to perform compulsory notarization. The compulsory notary fee shall be borne by the borrower / and the lender / .If the borrower is a small and micro enterprise, the compulsory notary fee shall be borne by the lender.

If the borrower fails to perform or improperly perform the repayment obligations stipulated in this Contract after performing the compulsory notarization in accordance with this Contract, the lender may apply to the notary office for a certificate of execution and apply to the people’s court with jurisdiction for compulsory execution, and the borrower is willing to accept compulsory execution.

(Note: This clause is optional, if not applicable, it needs to be deleted)

Article 19 Effectiveness of a Contract

This contract shall come into force upon being signed and sealed by the legal representatives (responsible persons) or authorized signatories of both parties.

This contract is made in duplicate with each party holding the same legal effect.

Borrower:		Lender:	Bank of China Limited,Wuxi Branch

Authorized Signatory:		Authorized signatory:

Date of signing:	On July 19,2022	Date of signing:	On July 19,2022

D—04：Working capital Loan Contract —— is applicable to single, and class A, B single working capital loan business (newly signed domestic contract of RMB interest rate, non-USD / pound / Euro / yen / CHF foreign currency interest rate, USD / pound / Euro / yen / CHF / new benchmark interest rate loan contract)

Attached is the notification letter of the annualized interest rate of the loan

No :

To: __________/_________ (Borrower)

1. Our bank and your company have signed the Working Capital Loan Contract numbered ______/____.Under the aforementioned contract, our bank, as the lender, provides the loan to your company at an annualized interest rate of ___/___.The annualized rate of interest (☐ simple /☐ compound (optional)) consists of:

(1) The loan interest calculated according to the loan interest rate stipulated in Paragraph 1 of Article 4 of the aforesaid Contract;

(2) All expenses directly related to the loan as stipulated in Article ______/__ of the aforesaid Contract;(Delete if not applicable)

(3) All kinds of charges directly related to the loan agreed in the _______/__ (number: __/___) separately signed by your company and our bank.(Delete if not applicable)

2. This notification letter, as an attachment to the aforementioned contract, constitutes an integral part and has the same legal effect as the aforementioned contract. The provisions of the aforementioned contract shall apply to the matters not agreed herein.

Lender:                         /

Authorized signatory:                         /

Date of signing:                         /